SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934



           Date of Report (Date of earliest event reported):

                           February 16, 2000


                           TECO ENERGY, INC.
        (Exact name of registrant as specified in its charter)




          FLORIDA                       1-8180              59-2052286
(State or other jurisdiction       (Commission file      (IRS Employer
     of incorporation)                 Number)          Identification
                                                               No.)


702 North Franklin Street, Tampa Florida             33602
     (Address of principal executive offices)     (Zip code)

Registrant's telephone number, including area code: (813) 228-4111



















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          Item 5.   Other Events

               See  the Press Release dated Feb. 16, 2000, filed as Exhibit
          99.1 and incorporated herein by reference, announcing that TECO Energy, Inc. has entered into an agreement to form a joint venture which combines its Peoples Gas Company propane operations with that of three other companies.

          Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

               99.1 Press Release dated Feb. 16, 2000.








































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                                      SIGNATURE



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




          Dated:    Feb. 16, 2000            TECO Energy, Inc.



                                             By:/s/ G. L. Gillette
                                                    G. L. Gillette
                                               Vice President-Finance,
                                             and Chief Financial Officer
                                            (Principal Financial Officer)
































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                                  INDEX TO EXHIBITS

          Exhibit No.    Description of Exhibits                 Page No.


               99.1      Press Release dated Feb. 16, 2000            5















































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